Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James J. Vincenzo, Chief Financial Officer of Theater Xtreme entertainment Group, Inc., hereby certify that the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007:

(1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Theater Xtreme Entertainment Group, Inc.

Dated: February 19, 2008

/s/ James J. Vincenzo
James J. Vincenzo, Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that Section.  This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that this certification is expressly incorporated by reference into any such filing.